                          Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Substitute Options of Equity Residential Properties Trust of our reports indicated below with respect to the financial statements indicated below included in the Company's filings as indicated below, filed with the Securities and Exchange Commission.


--------------------------------------------------------------------------------
                                      Date of Auditors'
        Financial Statements               Report                Filing
--------------------------------------------------------------------------------

 Consolidated financial statements       February 26,         1997 Annual
 and schedule of Equity Residential      1998 except          Report on Form
 Properties  Trust at December 31,       for Note 24,         10-K, as amended
 1997 and 1996 and for the years         as to which          by Form 10-K/A
 then ended                              the date is
                                         March 12, 1998

 Statement of Revenue and Certain        April 30, 1998       Current Report on
 Expenses of Sonterra at Foothill                             Form 8-K dated
 Ranch for the year ended December                            June 25, 1998
 31, 1997

 Combined Statement of Revenue and       April 30, 1998       Current Report on
 Certain Expenses of the Lincoln                              Form 8-K dated
 Property Company Probable                                    June 25, 1998
 Properties for the year ended
 December 31, 1997

 Statement of Revenue and Certain        May 1, 1998          Current Report on
 Expenses of The Emerson Place                                Form 8-K dated
 Apartments for the year ended                                June 25, 1998
 December 31, 1997

 Combined Statement of Revenue and       May 1, 1998          Current Report on
 Certain Expenses of The Magnum                               Form 8-K dated
 Probable  Properties for the year                            June 25, 1998
 ended December 31, 1997

 Combined Statement of Revenue and       May 29, 1998         Current Report on
 Certain Expenses of the Frederick                            Form 8-K dated
 Probable Properties for the year                             June 25, 1998
 ended December 31, 1997

 Statement  of Revenue and Certain       June 2, 1998         Current Report on

--------------------------------------------------------------------------------
                                       Date of Auditors'
        Financial Statements               Report                Filing
--------------------------------------------------------------------------------

 Expenses of Harbor Pointe for the                           Form 8-K dated
 year ended December 31, 1997                                June 25, 1998

 Statement of Revenue and Certain        June 4, 1998        Current Report on
 Expenses of The Fairfield for the                           Form 8-K dated
 year ended December 31, 1997                                June 25, 1998

 Combined Statement of Revenue and       June 4, 1998        Current Report on
 Certain Expenses of the Lakes at                            Form 8-K dated
 Vinings Apartments and Martins                              June 25, 1998
 Landing Apartments Probable
 Properties for the year ended
 December 31, 1997

 Statement of Revenue and Certain        June 9, 1998        Current Report on
 Expenses of The Northridge                                  Form 8-K dated
 Apartments for the year ended                               June 25, 1998
 December 31, 1997

 Combined Statement of Revenue and       June 10, 1998       Current Report on
 Certain Expenses of TCRS                                    Form 8-K dated
 Properties for the year ended                               June 25, 1998
 December 31, 1997

 Statement of Revenue and Certain        June 11, 1998       Current Report on
 Expenses of the Portside Towers                             Form 8-K dated
 Apartments for the year ended                               June 25, 1998
 December 31, 1997

 Statement of Revenue and Certain        June 11, 1998       Current Report on
 Expenses of The Coconut Palm Club                           Form 8-K dated
 Apartments for the year ended                               June 25, 1998
 December 31, 1997

 Combined Statement of Revenue and       June 18, 1998       Current Report on
 Certain Expenses of The Focus                               Form 8-K dated
 Group Properties for the year                               June 25, 1998
 ended December 31, 1997

 Combined Statement of Revenue and       November 12,        Current Report on
 Certain Expenses of the CAPREIT            1997             Form 8-K, as
 Acquired and Probable Properties                            amended by Form
 for the year ended December 31,                             8-K/A dated
 1996                                                        October 9, 1997

--------------------------------------------------------------------------------
                                      Date of Auditors'
        Financial Statements              Report                Filing
--------------------------------------------------------------------------------

 Combined Statement of Revenue and       August 15,           Current Report on
 Certain Expenses of the Ameritech       1997                 Form 8-K, dated
 Pension Trust Probable Properties                            September 17,
 for the year ended December 31,                              1997
 1996

 Combined Statement of Revenue and       September 5,         Current Report on
 Certain Expenses of Paces on the        1997                 Form 8-K dated
 Green and Paces Station for the                              September 17,
 year ended December 31, 1996                                 1997

 Statement of Revenue and Certain        July 17, 1997        Current Report on
 Expenses of Cascade at Landmark                              Form 8-K dated
 for the year ended December 31,                              August 15, 1997
 1996

 Statement of Revenue and Certain        July 2, 1997         Current Report on
 Expenses of Sabal Palm Club                                  Form 8-K dated
 (formerly known as Post Crossing                             August 15, 1997
 (Pompano)) for the year ended
 December 31, 1996

 Statement of Revenue and Certain        July 23, 1997        Current Report on
 Expenses of Wood Creek (Pleasant                             Form 8-K dated
 Hill) for the year ended December                            August 15, 1997
 31, 1996

 Statement of Revenue and Certain        July 25, 1997        Current Report on
 Expenses of LaMirage for the year                            Form 8-K dated
 ended December 31, 1996                                      August 15, 1997

 Statement of Revenue and Certain        May 16, 1997         Current Report on
 Expenses of Harborview for the                               Form 8-K dated
 year ended December 31, 1996                                 May 20, 1997

 Statement of Revenue and Certain        May 6, 1997          Current Report on
 Expenses of Trails at Dominion                               Form 8-K dated
 for  the  year ended December 31,                            May 20, 1997
 1996

 Statement of Revenue and Certain        May 7, 1997          Current Report on
 Expenses of Rincon for the year                              Form 8-K dated
 ended December 31, 1996                                      May 20, 1997

 Statement of Revenue and Certain        May 12, 1997         Current Report on
 Expenses of Waterford at the                                 Form 8-K dated
 Lakes for the

--------------------------------------------------------------------------------
                                      Date of Auditors'
        Financial Statements              Report                Filing
--------------------------------------------------------------------------------

 year ended December 31, 1996                                 May 20, 1997

 Statement of Revenue and Certain        May 16, 1997         Current Report on
 Expenses of Lincoln Harbour for                              Form 8-K dated
 the year ended December 31, 1996                             May 20, 1997



 Combined Statement of Revenue and       May 9, 1997          Current Report on
 Certain Expenses of Knights                                  Form 8-K dated
 Castle and Club at the Green for                             May 20, 1997
 the year ended December 31, 1996

 Combined Statements of Revenue          March 25, 1997       Current Report on
 and Certain Expenses of the                                  Form 8-K dated
 Zell/Merrill Properties for each                             May 20, 1997
 of the three years in the period
 ended December 31, 1996

 Consolidated financial statements       February 10,         Current Report on
 and schedule of Wellsford               1997 except          Form 8-K dated
 Residential Property Trust at           for Note 13,         March 17, 1997
 December 31, 1996 and 1995 and          as to which
 for each of the three years in          the date is
 the period ended December 31,           February 28,
 1996                                    1997

 Consolidated financial statements       January 31,          Current Report on
 and schedule of Evans Withycombe        1997                 Form 8-K dated
 Residential, Inc. and                                        September 10,
 subsidiaries at December 31, 1996                            1997
 and 1995 and for each of the
 three years in the period ended
 December 31, 1996


                                                               ERNST & YOUNG LLP


 Chicago, Illinois
 October 26, 1998